Exhibit 10.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

AMENDMENT NO. 8

TO AMENDED AND RESTATED WAREHOUSE AGREEMENT

October 9, 2025

THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED WAREHOUSE

AGREEMENT (this “Amendment”) is made and entered into as of October 9, 2025 among UACC AUTO FINANCING TRUST V, as borrower (the “Borrower”), UNITED AUTO CREDIT CORPORATION, as servicer (in such capacity, the “Servicer”), as custodian (in such capacity, the “Custodian”) and as sole certificateholder (in such capacity, the “Certificateholder”), [***] (“[***]”), acting through its Corporate Trust Services division, as backup servicer (in such capacity, the “Backup Servicer”) and as account bank (in such capacity, the “Account Bank”), the lenders from time to time parties thereto (the “Lenders”), and [***], as administrative agent for the Lenders and as agent for the Secured Parties (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings given to such terms in, or by reference in, the Warehouse Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Servicer, the Custodian, the Certificateholder, the Backup Servicer, the Account Bank, the Lenders and the Administrative Agent are party to that certain Amended and Restated Warehouse Agreement, dated as of March 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”);

WHEREAS, each of the parties hereto has agreed to amend the Warehouse Agreement, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Warehouse Agreement. As of the Effective Date (defined below), the Warehouse Agreement is hereby amended as follows:

1.1
The definition of “Quarterly Report” in Section 1.01 of the Warehouse Agreement is hereby amended and restated in its entirety to read as follows:

“Quarterly Report” means a data tape, which shall include as to each Receivable and each Other Receivable, as applicable, such information provided in Schedule E and other such information as agreed upon by the Administrative Agent and the Servicer, including such information as the Administrative Agent may reasonably request from time to time to satisfy or fulfill regulatory requirements applicable to the Secured Parties, including capital treatment under Basel II or Basel III.

1.2
The following definition of “Other Receivable” is hereby added to Section

1.01 of the Warehouse Agreement to read as follows:

“Other Receivable” means a Serviced Portfolio Receivable that is not a Receivable.

1.3
Clause (iii) of the definition of “Overcollateralization Increase Event” in Section 1.01 of the Warehouse Agreement is hereby amended and restated in its entirety to read as follows:

“(iii)(a) with respect to Payment Dates occurring in the months of April through October, the arithmetic mean of the Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]% and (b) with respect to all other Payment Dates, the arithmetic mean of the Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%; provided however, with respect to the Payment Dates occurring in October 2025 and November 2025, the arithmetic mean of the Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%;”

1.4
Section 7.06(b) of the Warehouse Agreement is hereby amended and restated in its entirety to read as follows:

“The Servicer will provide a Quarterly Report to the Administrative Agent and each Hedge Counterparty, within ten (10) Business Days after the end of each calendar quarter, or more frequently as required to comply with Applicable Law or regulator requests.”

1.5
Clause (xix)(c) of Section 9.01(a) of the Warehouse Agreement is hereby amended and restated in its entirety to read as follows:

“(1) with respect to Payment Dates occurring in the months of April through October, the average Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two preceding Collection Periods exceeds [***]% and (2) with respect to all other Payment Dates, the average Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two preceding Collection Periods exceeds [***]%; provided however, with respect to the Payment Dates occurring in October 2025 and November 2025, the average Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%;”

SECTION 2. Effective Date. This Amendment shall become effective as of October 9, 2025 (the “Effective Date”), subject to the conditions precedent that the Administrative Agent shall have received the following:

2.1
counterparts to this Amendment, duly executed by each of the parties hereto and thereto;

2.2
payment in full of all fees and expenses then due and payable to the

Administrative Agent and the Lenders (including reasonable attorney’s fees); and

2.3
such other agreements, documents, instruments that the Administrative Agent may reasonably request prior to the date hereof.

SECTION 3. Representations, Warranties and Covenants.

The Servicer and the Borrower each hereby reaffirm all of its covenants and other obligations under the Warehouse Agreement and the other Basic Documents.

3.1
As of the date hereof, the Servicer and the Borrower each represent and warrant to Administrative Agent, each Lender and each other Secured Party (if any) that:
(a)
the representations and warranties made by it in the Warehouse Agreement and each other Basic Document to which it is a party are true and correct in all material respects with the same effect as if made on and as of the date hereof except representations and warranties made solely as of a stated date and then as of such stated date;
(b)
no Unmatured Termination Event, Termination Event, Unmatured Servicer Termination Event or Servicer Termination Event exists or, after giving effect to the amendments contained herein, will result from the execution of this Amendment; and
(c)
this Amendment has been duly authorized by proper proceedings of such party and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity.

SECTION 4. Effect on the Warehouse Agreement.

4.1
On and after the date hereof, each reference in the Warehouse Agreement to “this Warehouse Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and all references to the Warehouse Agreement in any and all other agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Warehouse Agreement as amended hereby. The Warehouse Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.2
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party under the Warehouse Agreement or any of the other Basic Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
4.3
Each party hereto agrees and acknowledges that this Amendment constitutes a “Basic Document” under and as defined in the Warehouse Agreement.

SECTION 5. GOVERNING LAW.

5.1
THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR THE OTHER BASIC DOCUMENTS.

SECTION 6. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK (OR ANY APPELLATE COURT FROM ANY THEREOF) IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart to this Amendment by facsimile or other electronic method of transmission shall be as effective as delivery of a manually-executed counterpart thereof.

SECTION 8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns.

SECTION 9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 10. Severability of Provisions. If any one or more provisions of this Amendment shall for any reason be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Amendment and shall in no way affect the validity or enforceability of other provisions of this Amendment.

SECTION 11. Expenses. The provisions set forth in Section 14.08 of the Warehouse Agreement with respect to costs and expenses shall apply to this Amendment as if such provisions were fully set forth herein.

SECTION 12. Waiver of Prior Notice. The Certificateholder hereby waives its rights under Section 4.1(b) of the Trust Agreement to receive prior written notice, and the Certificateholder and the Administrative Agent hereby consent to this Amendment.

SECTION 13. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wells Fargo Delaware, not individually or personally but solely as Owner Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wells Fargo Delaware, but is made and intended for the purpose for binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wells Fargo Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto,

(iv) Wells Fargo Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wells Fargo Delaware be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or the Warehouse Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

UACC AUTO FINANCING TRUST V, as

Borrower

By: [***], not in its

individual capacity but solely as Owner Trustee

By: Computershare Delaware Trust Company, as its attorney-in-fact

By: [***]

Name: [***]

Title: [***]

UNITED AUTO CREDIT CORPORATION, as

Servicer, Custodian and Certificateholder

By:

Name: Jon Sandison

Title: Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

UACC AUTO FINANCING TRUST V, as

Borrower

By: [***], not in its

individual capacity but solely as Owner Trustee

By: [***], as its attorney-in-fact

By: Name:

Title:

UNITED AUTO CREDIT CORPORATION, as

Servicer, Custodian and Certificateholder

By: /s/ Jon Sandison

Name: Jon Sandison

Title: Chief Financial Officer

[***], as Lender

By: [***]

Name: [***]

Title: [***]

[***], as Administrative Agent

By: [***]

Name: [***]

Title: [***]

[***], as Backup Servicer and Account Bank

By: [***], as its attorney-in-fact

By: [***]

Name: [***]

Title: [***]